MERRILL LYNCH
GLOBAL SMALLCAP
FUND, INC.






FUND LOGO






Semi-Annual Report

December 31, 1995








Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Andrew John Bascand, Vice President
Donald C. Burke, Vice President
Kenneth Chiang, Vice President
Adrian Holmes, Vice President
Grace Pineda, Vice President
James Russell, Vice President
Dennis W. Stattman, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global SmallCap
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.



Merrill Lynch
Global SmallCap
Fund, Inc.
Management Team

Andrew John Bascand--Senior Portfolio Manager/Asset Allocator. As the Fund's Asset Allocator, Mr. Bascand is primarily responsible for determining the allocation of the Fund's assets among equity markets in the United States, Europe, the emerging markets and the Pacific Basin.

Kenneth Chiang--Co-Portfolio Manager--Emerging Markets Investments. Mr. Chiang is primarily responsible for the Fund's investments in emerging markets in Asia.

Adrian Holmes--Co-Portfolio Manager--European Investments. Mr. Holmes is primarily responsible for the Fund's European investments. Grace Pineda--Co-Portfolio Manager--Emerging Markets Investments. Ms. Pineda is primarily responsible for investments in emerging markets in Europe and Latin America.

James Russell--Co-Portfolio Manager--Japanese Investments. Mr.
Russell is primarily responsible for the Fund's Japanese investments.

Dennis Stattman--Co-Portfolio Manager--US Investments. Mr. Stattman is primarily responsible for the Fund's investments in the United
States.




Worldwide
Investments
As of 12/31/95


                                            Country of         Percent of
Ten Largest Equity Holdings                   Origin           Net Assets

Organo Corp.                                Japan                 1.3%
Fotolabo SA                                 Switzerland           1.3
Ahrend Groep NV                             Netherlands           1.3
Getinge Industrier AB ('B' Shares)          Sweden                1.2
Japan Foundation Engineering                Japan                 1.2
PXRE Corp.                                  United States         1.2
Ohsho Food Service Corp.                    Japan                 1.1
Acorn Computer Group PLC                    United Kingdom        1.1
ADO Electric Industrial Co., Ltd.           Japan                 1.1
Kloeckner Werke AG                          Germany               1.1



                                                               Percent of
Ten Largest Industries                                         Net Assets

Insurance                                                         4.1%
Retail Specialty                                                  3.9
Construction                                                      3.3
Engineering & Construction                                        3.2
Holding Company                                                   2.7
Restaurants                                                       2.6
Diversified                                                       2.5
Manufacturing                                                     2.4
Beverages                                                         2.4
Natural Resources                                                 2.1





DEAR SHAREHOLDER


The second half of 1995 was marked by cuts in official interest rates around the world as the result of weakening economic growth and inflation indicators. Monetary policy easings were supportive of global financial markets. Small market capitalization issues benefited from the favorable environment, with the unmanaged Salomon Brothers Extended Market Index (SEMI) posting a +9.0% return in US dollar terms during the last six months of 1995. For the six-month period ended December 31, 1995, total returns for Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +5.74%, +5.18%, +5.17% and +5.48%, respectively.
(Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 and 5 of this report to shareholders.)

Small cap issues underperformed large cap issues, as evidenced by the +10.7% return in US dollar terms by the Financial Times/S&P-- Actuaries World Index, a predominantly large cap index. The other notable feature of the last six months was the depreciation of the Japanese yen versus the US dollar from a rate of 85 on June 30, 1995 to 103 at year-end.

In US dollar terms, the best-performing major small cap stock market was the United States, up 12.8%. Virtually all other small cap stock markets underperformed the overall index during the six-month period ended December 31, 1995, as the recovery of the US dollar depressed the US dollar returns of non-US markets. For example, the Japanese small cap index rose 31.8% in yen terms during the six-month period ended December 31, 1995, but this translated into only an 8.5% return in US dollars. Elsewhere, UK, Japan and Pacific Basin (excluding Japan) small cap issues rose 11.0%, 8.5% and 6.4%, respectively, for the same period while small cap issues in Continental Europe fell by 1.4%.

The key contributions to the Fund's underperformance as compared to the SEMI benchmark were our significantly underweighted position in US small cap issues and our overweighted positions in Continental Europe and emerging markets. However, we added value as com-pared to the SEMI benchmark through the Fund's hedging currency exposures embedded in non-US portfolio positions back into US dollars, particularly at the expense of the Japanese yen.

Portfolio Changes
The Fund remains significantly weighted in Japan, with Japanese small cap equities comprising 28.1% of net assets. During the December quarter, we increased the Fund's equity exposure in other Pacific Basin markets, especially Hong Kong. Overall, approximately 8.4% of the Fund's net assets are invested in the Pacific Basin (excluding Japan) equity markets.


Economic and Investment
Environment
For the developed economies, leading economic indicators continued to point toward a mixed outlook for economic growth and diminishing inflationary pressures. In the United States, despite a strong rebound in activity in the third quarter, inflationary indicators generally remained subdued. Across Europe, economic data signaled a virtual stagnation of activity in the second half of 1995 as companies struggled to cut back excessive inventories. Japanese economic data improved during the December quarter but the pace of recovery was slow, at best.

The weakness of the economic data prompted interest rate cuts in all the major economies. The US Federal Reserve Board cut the key Federal Funds rate by 50 basis points (0.50%), and the German Bundesbank allowed call rates to fall by around 70 basis points. The Bundesbank's actions led to generalized interest rate cuts across Europe. The Japanese authorities undertook the most dramatic policy easing, cutting the target for call rates by 80 basis points, implementing an expansionary fiscal package and engineering a devaluation of the Japanese yen versus the US dollar.

The portfolio is biased toward a strong revival in Japanese economic activity as well as a resumption of economic growth in Europe. Although the US economic backdrop looks set to remain favorable for US financial assets over the coming months, we believe that the US bond and equity markets are generally fully priced. We expect that lower US interest rates will benefit other equity markets relative to the United States, particularly emerging markets equities.

In Conclusion
During the last six months, lower interest rates have boosted most global equity markets and small cap issues have benefited from the easier liquidity conditions. However, weaker economic growth expectations have seen small cap issues underperform the more liquid and interest rate-sensitive large cap issues. A turnaround in global growth expectations will help small cap performance. We favor Japanese and emerging markets, as well as European markets over US and UK small caps. We also believe the US dollar may continue to appreciate against other currencies, and will accordingly look for opportunities to hedge the Fund's portfolio holdings.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Andrew Bascand)
Andrew Bascand
Senior Portfolio Manager/Asset Allocator




(Kenneth Chiang)
Kenneth Chiang
Co-Portfolio Manager
Emerging Markets Investments--Asia



(Adrian Holmes)
Adrian Holmes
Co-Portfolio Manager
European Investments



(Grace Pineda)
Grace Pineda
Co-Portfolio Manager
Emerging Markets Investments--
Europe and Latin America

(James Russell)
James Russell
Co-Portfolio Manager
Japanese Investments



(Dennis Stattman)
Dennis Stattman
Co-Portfolio Manager
US Investments





January 31, 1996





EQUITY PORTFOLIO CHANGES


For the Quarter Ended December 31, 1995

Additions

 AGCO Corp.
*Amisys Managed Care Systems,
  Inc.
*Arbor Software Corp.
 Asas Dunia BHD
*Boston Beer Co., Inc.
 Cafe de Coral Holdings Limited
 Charming Shoppes, Inc.
*Citrix Systems, Inc.
*Clarify, Inc.
 Fernz Corporation Limited
 Fotolabo SA
 Getinge Industrier AB (B Shares)
 Hellaby Holdings Ltd.
*IDX Systems Corp.
 Inspec Group PLC

 JCG Holdings, Ltd. (Warrants)
 Kiwi Income
 Korea Electric Power Corp. (ADR)
 Landmark Graphics Corp.
 Lane Walker Rudkin Industries,
  Ltd.
 Magellan Health Services, Inc.
 Matthew Clark PLC
*Mecon, Inc.
 Medex, Inc.
*Meta Group, Inc.
*Metatools, Inc.
 Misys PLC
 Moebel Walther AG
 Movie Gallery, Inc.
 North American Biologicals Inc.
 PT Tambang Timah (GDR)
 PT Wicaksana Overseas
  International
 Pharmacopeia, Inc.
*Pixar, Inc.
 Quanex Corp.
*Scopus Technology, Inc.
 Sequus Pharmaceuticals, Inc.
 Skellerup Group Ltd.
 Smith (A.O.) Corporation
 Su-Raj Diamonds Ltd.
*Sync Research, Inc.
*Visio Corp.
*Visioneer, Inc.
 Wrightson Ltd.
 Zodiac S.A.




Deletions

*Amisys Managed Care Systems, Inc.
 Anglo Irish Bank Corp. PLC
*Arbor Software Corp.
 Arcadian Corp.
 Bankers Corp.
 Boddington Group PLC
*Boston Beer Co., Inc.
 CAPCO Automotive Products Corp.
  S.A. (ADR)
 Capital Guaranty Corp.
 Carr Realty Corp.

 Celsius Industrier AB
 Charter Medical Corp.
*Citrix Systems, Inc.
*Clarify, Inc.
 The Co-Operative Bank of Concord
 Croda International PLC (Ordinary)
 FLS Industries A/S
 Fochi Filippo S.p.A. (Warrants)
 Greencore PLC
 Grupo Fernandez Editores, S.A.
  de C.V.--BCP
*IDX Systems Corp.
 Komatsu Seiren Co., Ltd.
*Mecon, Inc.
*Meta Group, Inc.
*Metatools, Inc.
 Ming Pao Enterprise Corp. Ltd.
 Mory Industries, Inc.
 Ocean Group PLC (Ordinary)
 Oesterreichische Elektrizitats AG
  (Verbund)
*Pixar, Inc.
 Pohang Iron & Steel Company,
  Ltd.
 SHL Systemhouse, Inc.
*Scopus Technology, Inc.
*Sync Research, Inc.
 Univax Biologics, Inc.
 Videocon International Ltd.
  (GDR)
*Visio Corp.
*Visioneer, Inc.
 Winton Holdings Ltd.

[FN]
*Added and deleted in the same quarter.





PERFORMANCE DATA



About Fund
Performance

  Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

  None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                        +0.66%         -4.63%
Inception (10/21/94) through 12/31/95      -3.28          -7.55

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                        -0.45%         -4.39%
Inception (8/5/94) through 12/31/95        -5.01          -7.02

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                        -0.46%         -1.45%
Inception (10/21/94) through 12/31/95      -4.27          -4.27

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                        +0.31%         -4.96%
Inception (8/5/94) through 12/31/95        -4.28          -7.88

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94         $9.82       $9.37              $0.005                 --               -4.53%
1995                        9.37        9.27               0.053                $0.105            +0.66
                                                          ------                ------
                                                    Total $0.058          Total $0.105

                                                          Cumulative total return as of 12/31/95: -3.90%**


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change***
8/5/94--12/31/94          $10.00       $9.34              $0.005                 --               -6.55%
1995                        9.34        9.19               0.053                $0.052            -0.45
                                                          ------                ------
                                                    Total $0.058          Total $0.052

                                                          Cumulative total return as of 12/31/95: -6.97%***



Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change***
10/21/94--12/31/94         $9.80       $9.34              $0.005                 --               -4.64%
1995                        9.34        9.19               0.053                $0.052            -0.46
                                                          ------                ------
                                                    Total $0.058          Total $0.052

                                                          Cumulative total return as of 12/31/95: -5.08%***

Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
8/5/94-- 12/31/94         $10.00       $9.37              $0.005                 --               -6.25%
1995                        9.37        9.25               0.053                $0.093            +0.31
                                                          ------                ------
                                                    Total $0.058          Total $0.093

                                                         Cumulative total return as of 12/31/95: -5.96%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Recent
Performance
Results*
                                                                                     12 Month     3 Month
                                                  12/31/95    9/30/95   12/31/94     % Change     % Change
Class A Shares                                     $9.27      $9.48      $9.37        -0.49%(1)   -1.64%(1)
Class B Shares                                      9.19       9.37       9.34        -1.02(1)    -1.34(1)
Class C Shares                                      9.19       9.37       9.34        -1.02(1)    -1.34(1)
Class D Shares                                      9.25       9.46       9.37        -0.70(1)    -1.65(1)
Class A Shares--Total Return                                                          +0.66(2)    -0.51(2)
Class B Shares--Total Return                                                          -0.45(3)    -0.77(3)
Class C Shares--Total Return                                                          -0.46 3)    -0.78(3)
Class D Shares--Total Return                                                          +0.31(4)    -0.65(4)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.053 per share share capital gains distributions.
(2)Percent change includes reinvestment of $0.105 per share ordinary income dividends and $0.053 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.052 per share ordinary income dividends and $0.053 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.093 per share ordinary income dividends and $0.053 per share capital gains distributions.



SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                                                                                                          Value     Percent of
EUROPE       Industries          Shares Held           Investments                          Cost        (Note 1a)   Net Assets
Belgium      Building Materials       20,420    Terca Brick Industries                 $  1,016,106     $    924,391    0.7%

                                                Total Investments in Belgium              1,016,106          924,391    0.7


Finland      Airlines                152,000    Finnair OY                                1,039,087        1,138,170    0.8

             Chemicals                24,500    Kemira OY                                   174,230          206,034    0.2

             Holding Company          60,000  ++America Group Ltd.                        1,079,450          938,645    0.7
                                      29,000    Fiskars OY AB                             1,479,062        1,416,492    1.0
                                                                                       ------------     ------------  ------
                                                                                          2,558,512        2,355,137    1.7

                                                Total Investments in Finland              3,771,829        3,699,341    2.7


France       Advertising              14,500    Euro RSCG Worldwide, S.A.                 1,314,199        1,185,658    0.8


             Holding Company           3,722    Societe EuraFrance S.A.                   1,182,561        1,251,623    0.9

             Leisure Time              9,400    Zodiac S.A.                               1,277,075        1,468,089    1.1
             Equipment
                                                Total Investments in France               3,773,835        3,905,370    2.8

Germany      Machinery &              39,100  ++Kloeckner Werke AG                        3,734,471        1,477,688    1.1
             Engineering

             Retail Specialty         27,000  ++Moebel Walther AG                         1,155,318          886,483    0.6

                                                Total Investments in Germany              4,889,789        2,364,171    1.7


Greece       Banking                   6,970    Ergo Bank S.A. (Registered)                 325,290          278,205    0.2

             Building &                7,990    Titan Cement Co. S.A.                       302,811          335,970    0.3
             Construction

             Foods                    17,129    Delta Dairy S.A. (Ordinary)                 395,650          322,123    0.2

                                                Total Investments in Greece               1,023,751          936,298    0.7


Italy        Building &              434,600  ++Fochi Filippo S.p.A. (Ordinary)           1,346,030           82,259    0.1
             Construction

             Consumer Goods          205,000    Merloni Elettrodomestici S.p.A              337,062          192,584    0.1

             Diversified           1,850,000  ++Compagnie Industriali Riunite
                                                S.p.A. (CIR)                              2,071,370        1,237,224    0.9

                                                Total Investments in Italy                3,754,462        1,512,067    1.1


Netherlands  Capital Goods            53,000    Ahrend Groep NV                           1,093,079        1,747,362    1.3

             Retail Trade             26,250    Deboer Winkelbedrijven                    1,044,419        1,294,880    0.9

                                                Total Investments in the Netherlands      2,137,498        3,042,242    2.2


Poland       Engineering &           131,800    Elektrim Towarzystwo Handlowe S.A.          462,537          446,644    0.3
             Construction

             Tire & Rubber            30,000    T.C. Debica S.A.                            399,679          452,922    0.3

                                                Total Investments in Poland                 862,216          899,566    0.6


Portugal     Building &               47,000    Efacec Fabril de Maquinas
             Construction                       Electricas S.A.                             556,813          317,865    0.2

             Retail Sales             12,600    Estabelecimentos Jeronimo Martins &
                                                Filho S.A.                                  644,835          700,281    0.5

                                                Total Investments in Portugal             1,201,648        1,018,146    0.7

Spain        Glass                    22,800  ++Cristaleria Espanola S.A.                 1,004,426        1,278,680    0.9

             Real Estate              71,446    Vallehermoso S.A.                         1,185,398        1,331,695    1.0

             Textiles                115,000  ++Algodonera de San Antonio                 1,269,666          728,412    0.5

                                                Total Investments in Spain                3,459,490        3,338,787    2.4


Sweden       Engineering &            44,200    Lundbergforetagen AB (B Shares)             524,487          486,880    0.3
             Construction             56,900    Svedala Industri AB                       1,407,169        1,468,199    1.1
                                                                                       ------------     ------------  ------
                                                                                          1,931,656        1,955,079    1.4

             Forest Products/      1,153,500    Rottneros Bruks AB Free                   1,779,027        1,218,406    0.9
             Paper &
             Packaging

             Manufacturing            37,500    Getinge Industrier AB (B Shares)          1,500,852        1,711,722    1.2

                                                Total Investments in Sweden               5,211,535        4,885,207    3.5


Switzerland  Engineering &               400    Daetwyler Holdings AG                       679,000          747,371    0.5
             Construction              1,165    Swheizerische Industrie-
                                                Gasellschaft Holdings AG (SIG)            1,217,718        1,184,540    0.9
                                                                                       ------------     ------------  ------
                                                                                          1,896,718        1,931,911    1.4

             Photography               4,500    Fotolabo SA                               1,510,036        1,798,905    1.3

                                                Total Investments in Switzerland          3,406,754        3,730,816    2.7


Turkey       Beverages                62,475    Erge Biracilik Ve Malt Sanayii A.S.          24,973           29,430    0.0

             Building &              726,882    Alarko Holdings A.S.                        280,927          294,357    0.2
             Construction

             Insurance               596,250    Aksigorta A.S.                              119,250           46,813    0.0

                                                Total Investments in Turkey                 425,150          370,600    0.2


United       Beverages                75,000    Matthew Clark PLC                           786,287          782,309    0.6
Kingdom
             Chemicals               260,000    Inspec Group PLC                          1,478,306        1,321,698    1.0

             Computer Services       150,000    Misys PLC                                 1,505,297        1,327,131    1.0

             Computers               400,000  ++Acorn Computer Group PLC                    569,441        1,521,156    1.1

             Diversified             889,000    Howden Group PLC                          1,262,630          910,738    0.6

             Food & Beverage         667,000    Hazlewood Foods PLC                       1,271,988        1,040,494    0.7

             Health/Personal Care    570,000    London International Group (Ordinary)       910,747        1,141,333    0.8

             Manufacturing           197,500    Low & Bonar PLC (Ordinary)                1,296,675        1,416,305    1.0

             Media/Publishing        300,000    International Business
                                                Communications (Ordinary)                 1,043,116        1,317,818    1.0

                                                Total Investments in the
                                                United Kingdom                           10,124,487       10,778,982    7.8


                                                Total Investments in Europe              45,058,550       41,405,984   29.8



SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
LATIN                                                                                                     Value     Percent of
AMERICA      Industries          Shares Held           Investments                          Cost        (Note 1a)   Net Assets
Brazil       Appliances            3,200,000    Brasmotor Group S.A. (Preferred)       $    641,325     $    635,587    0.5%
                                 363,400,000    Refrigeracao Parana S.A. (Preferred)        734,319          725,528    0.5
                                                                                       ------------     ------------  ------
                                                                                          1,375,644        1,361,115    1.0

             Textiles              2,054,000    Companhia de Tecidos Norte de
                                                Minas S.A. (Preferred)                      652,560          686,992    0.5

                                                Total Investments in Brazil               2,028,204        2,048,107    1.5


Colombia     Retail                   27,000    Gran Cadena de Almacenes Colombianos
                                                S.A. (CADENALCO) (ADR)(a)(d)                472,500          310,500    0.2

                                                Total Investments in Colombia               472,500          310,500    0.2

Mexico       Building &               38,500  ++Corporacion Geo, S.A. de C.V. 'B'
             Construction                       (ADR)(a)(d)                                 476,532          441,210    0.3

             Retail Stores            75,000  ++Sears Roebuck de Mexico, S.A. de
                                                (C.V. 'B' ADR)(a)(d)                        491,550          337,500    0.2

                                                Total Investments in Mexico                 968,082          778,710    0.5


Peru         Foods                   356,300  ++Companhia Industrial Peru
                                                Pacifico S.A.                               383,299          400,024    0.3

                                                Total Investments in Peru                   383,299          400,024    0.3


Venezuela    Building Materials       32,165  ++Corimon C.A. S.A.C.A. (ADR) (a)             222,099          120,619    0.1

                                                Total Investments in Venezuela              222,099          120,619    0.1


                                                Total Investments in Latin America        4,074,184        3,657,960    2.6
MIDDLE EAST/
AFRICA

Israel       Financial Services       60,000    Ampal-American Israel Corp.                 418,839          315,000    0.2

                                                Total Investments in Israel                 418,839          315,000    0.2


South        Diversified              37,616    Morgan Stanley Africa Investment Fund       413,776          484,306    0.4
Africa                                29,000    New South Africa Fund, Inc.                 398,675          435,000    0.3
                                      29,000    Southern Africa Fund, Inc.                  409,625          474,875    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,222,076        1,394,181    1.0

             Mining                   38,000    Kinross Mines Ltd.                          407,226          357,113    0.3

                                                Total Investments in South Africa         1,629,302        1,751,294    1.3


Zimbabwe     Beverages               249,000    Delta Corporation                           396,017          417,453    0.3

                                                Total Investments in Zimbabwe               396,017          417,453    0.3


                                                Total Investments in the
                                                Middle East/Africa                        2,444,158        2,483,747    1.8


NORTH
AMERICA

Canada       Leisure                 100,384    Four Seasons Hotels Ltd.                  1,144,986        1,398,003    1.0

             Mining                   67,925    Cambior Inc.                                987,616          738,684    0.5

                                                Total Investments in Canada               2,132,602        2,136,687    1.5


United       Aerospace               110,000    UNC, Inc.                                   637,625          660,000    0.5
States
             Apparel                 115,000  ++Farah, Inc.                               1,148,408          546,250    0.4
                                      15,000  ++Marisa Christina, Inc.                      168,950          251,250    0.2
                                      44,700  ++Norton McNaughton, Inc.                     657,437          480,525    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,974,795        1,278,025    0.9

             Banking & Finance        35,000    Charter One Financial, Inc.                 708,525        1,063,125    0.8
                                      15,000    Roosevelt Financial Group, Inc.             242,463          286,875    0.2
                                       9,200    Walden Bancorp Inc.+++                      132,250          170,200    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,083,238        1,520,200    1.1

             Biotechnology            15,000  ++COR Therapeutics, Inc.                      168,375          121,875    0.1
                                      16,000  ++Cytel Corp.                                  96,656           98,000    0.1
                                       9,500  ++Pharmacopeia, Inc.                          152,000          228,000    0.2
                                      15,000  ++Scios Nova, Inc.                             74,025           61,875    0.0
                                                                                       ------------     ------------  ------
                                                                                            491,056          509,750    0.4

             Building & Building      18,000    Oakwood Homes Corporation                   475,817          690,750    0.5
             Materials                41,000  ++Redman Industries, Inc.                     735,125        1,373,500    1.0
                                      15,300    Ryland Group, Inc.                          206,581          214,200    0.2
                                      39,800  ++Washington Homes, Inc.                      199,396          218,900    0.2
                                                                                       ------------     ------------  ------
                                                                                          1,616,919        2,497,350    1.9

             Business Services       110,000  ++Applied Bioscience International, Inc.      634,001          742,500    0.5

             Computer Software        32,000  ++Information Resources, Inc.                 452,000          388,000    0.3
                                      16,000  ++Progress Software Corporation               469,730          592,000    0.4
                                      28,000  ++VMARK Software, Inc.                        439,368          259,000    0.2
                                                                                       ------------     ------------  ------
                                                                                          1,361,098        1,239,000    0.9

             Computers                20,000  ++Storage Technology Corporation              473,697          477,500    0.4
                                      25,000  ++Stratus Computer, Inc.                      787,870          865,625    0.6
                                                                                       ------------     ------------  ------
                                                                                          1,261,567        1,343,125    1.0

             Consumer--Goods          75,000    Charming Shoppes, Inc.                      192,187          210,938    0.2

             Data Processing          10,000    Cognos, Inc.                                121,250          446,250    0.3
                                      31,700  ++Landmark Graphics Corp.                     645,690          737,025    0.6
                                       5,000  ++Sterling Software, Inc.                     177,175          311,875    0.2
                                                                                       ------------     ------------  ------
                                                                                            944,115        1,495,150    1.1

             Electrical Equipment     20,000  ++Comptek Research, Inc.                      238,700          168,750    0.1

             Electronics              10,000    Analogic Corporation                        171,250          175,000    0.1

             Environmental Control    21,000    Newpark Resources, Inc.                     342,500          467,250    0.3

             Healthcare--             60,000  ++Beverly Enterprises, Inc.                   810,553          637,500    0.5
             Products/Services        53,800  ++Ramsay Health Care, Inc.                    330,777          168,125    0.1
                                      14,038  ++Ramsay Managed Care, Inc.                    31,585           26,321    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,172,915          831,946    0.6


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
NORTH
AMERICA                          Shares Held/                                                             Value     Percent of
(concluded)  Industries          Face Amount           Investments                          Cost        (Note 1a)   Net Assets
United       Home Furnishing          20,400    Crown Crafts, Inc.                     $    303,212     $    234,600    0.2%
States
(concluded)  Hospital Management      50,000  ++Magellan Health Services, Inc.              874,658        1,200,000    0.9

             Insurance                25,000    Ace, Ltd.                                   553,100          993,750    0.7
                                      40,000    First Colony Corp.                          841,337        1,015,000    0.7
                                      22,500    Harleysville Group, Inc.                    459,037          714,375    0.5
                                      60,000    PXRE Corp.                                1,375,075        1,590,000    1.2
                                      24,000    Security-Connecticut Corp.                  530,815          651,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,759,364        4,964,125    3.6

             Iron & Steel             10,000    Quanex Corp.                                200,566          193,750    0.1

             Machinery                 6,000    AGCO Corp.                                  266,610          306,000    0.2

             Manufacturing            14,000    Smith (A.O.) Corporation                    293,290          290,500    0.2

             Medical Equipment        20,000    Medex, Inc.                                 214,677          220,000    0.2

             Natural Resources        42,300    Brown (Tom), Inc.                           500,075          608,062    0.4
                                     100,000  ++Coho Resources, Inc.                        466,689          487,500    0.4
                                       4,000  ++Core Laboratories N.V.                       48,000           48,000    0.0
                                      35,000  ++Plains Resources, Inc.                      218,750          315,000    0.2
                                      75,000    Total Petroleum of North America            848,625          731,250    0.6
                                      55,000  ++TransTexas Gas Corp.                        605,000          742,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          2,687,139        2,932,312    2.1

             Pharmaceuticals          48,000  ++NeoRx Corp.                                 323,331          300,000    0.2
                                      11,850  ++North American Biologicals Inc.             103,584          127,387    0.1
                                       4,000  ++Sequus Pharmaceuticals, Inc.                 44,000           56,000    0.0
                                      10,000  ++Vical, Inc.                                  81,077          117,500    0.1
                                                                                       ------------     ------------  ------
                                                                                            551,992          600,887    0.4

             Real Estate              50,000    Crown American Realty Trust                 726,750          393,750    0.3
             Investment Trust

             Restaurants              67,500  ++TPI Enterprises, Inc.                       377,458          194,062    0.1

             Retail Specialty          4,500  ++Movie Gallery, Inc.                         114,251          137,250    0.1

             Retailing                55,000    Baker (J.), Inc.                            970,300          295,625    0.2
                                      70,000  ++Catherines Stores Corp.                     596,740          560,000    0.4
                                      40,000    Hancock Fabrics, Inc.                       371,281          360,000    0.2
                                      21,000    Pier 1 Imports, Inc.                        166,000          238,875    0.2
                                      15,000  ++Rex Stores Corp.                            195,900          266,250    0.2
                                      80,000  ++Service Merchandise Co., Inc.               437,637          400,000    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,737,858        2,120,750    1.5

             Textiles                 75,000  ++Burlington Industries, Inc.                 873,330          984,375    0.7

             Transportation           20,000  ++Kirby Corp.                                 318,656          325,000    0.2

             Utilities--Water         10,000    American Water Works Company, Inc.          276,850          388,750    0.3

                                                Total Investments in the
                                                United States                            26,698,627       28,625,095   20.7


                                                Total Investments in North America       28,831,229       30,761,782   22.2
PACIFIC
BASIN

Australia    Insurance               152,054    QBE Insurance Group                         587,506          703,279    0.5

             Merchandising            25,800    Amway Asia Pacific Ltd.                     806,761          919,125    0.7

             Mining                  559,351    QCT Resources Ltd.                          650,305          628,059    0.4

                                                Total Investments in Australia            2,044,572        2,250,463    1.6

Hong Kong    Banking               1,084,333    JCG Holdings, Ltd. (Warrants)(e)            804,659          792,354    0.6

             Financial Services  $   420,000    Goldlion Capital Corp., 4.875%
                                                due 2/01/1999                               318,914          453,600    0.3

             Food Chain            1,137,000    Cafe de Coral Holdings Ltd.                 289,354          258,810    0.2


             Packaging             3,772,600    Sinocan Holdings Ltd.                     1,254,878        1,341,781    1.0

                                                Total Investments in Hong Kong            2,667,805        2,846,545    2.1


Indonesia    Banking--International  163,000    PT Bank Bali (Foreign)                      337,016          321,147    0.2

             Consumer--Goods         130,000    PT Wicaksana Overseas International         336,175          347,198    0.3

             Mining                   10,400    PT Tambang Timah (GDR)(b)(d)                132,392          120,952    0.1

             Telecommunications      204,000    PT Kabelmetal Indonesia                     287,351          167,469    0.1
             & Equipment

                                                Total Investments in Indonesia            1,092,934          956,766    0.7


Japan        Apparel                 100,000    Goldwin Inc.                              1,289,360          774,893    0.6

             Automobile Parts         58,300    Murakami Corp.                            1,156,073          722,821    0.5
                                      61,000    Sanoh Industrial                            824,290          478,594    0.3
                                     110,000    Showa Corp.                               1,098,685          842,793    0.6
                                      89,000    Yamakawa Industrial Co.                   1,085,484          741,379    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,164,532        2,785,587    1.9

             Banks                    17,000    Bank of the Ryukyus, Ltd.                   988,951          625,726    0.5

             Beverages                79,000    Hokkaido Coca-Cola Bottling Co., Ltd.     1,298,058          956,509    0.7
                                      74,800    Sanyo Coca-Cola Bottling Co., Ltd         1,130,306        1,086,788    0.8
                                                                                       ------------     ------------  ------
                                                                                          2,428,364        2,043,297    1.5

             Chemicals                70,000    Katakura Chikkarin Co., Ltd.                830,212          616,331    0.4

             Computer Services        47,080    TKC Corp.                                 1,376,809        1,336,153    1.0

             Construction             81,590    Japan Foundation Engineering              1,738,080        1,707,036    1.2
                                      75,920    Tsuchiya Home Co.                         1,667,047        1,250,136    0.9
                                      20,200    USK Corp.                                   340,690          328,710    0.2
                                     157,000    Yondenko Corp.                            1,518,456        1,421,881    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,264,273        4,707,763    3.3

             Consumer Electricals     59,000    Roland Corp.                              1,429,975        1,074,390    0.8

             Electrical Equipment     44,000    Energy Support Corp.                        337,384          528,477    0.4
                                      30,600    Maspro Denkoh Corp.                         850,043          426,811    0.3
                                      26,000    Shinmei Electric Co.                      1,340,491          322,356    0.2
                                      52,000    Sukegawa Electric Co.                       682,343          473,964    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,210,261        1,751,608    1.2



SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
PACIFIC BASIN                                                                                             Value     Percent of
(concluded)  Industries          Shares Held           Investments                          Cost        (Note 1a)   Net Assets
Japan        Foods/Food Processing    36,000    Ariake Japan Co., Ltd.                 $  1,533,040     $  1,237,892    0.9%
(concluded)
             Health Services          40,000    Kanto Biomedical Laboratory                 845,365          519,179    0.4
                                      26,000    SRL Inc.                                    557,018          549,012    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,402,383        1,068,191    0.8

             Industrials              27,000    Roki Techno Co., Ltd.                       870,024          632,894    0.5

             Iron & Steel            199,000    Nippon Chutesukan                         1,262,444          992,687    0.7

             Leasing                  28,000    Marufuji Sheet Piling Co., Ltd.             301,153          193,375    0.1
                                      51,700    Nissho Iwai Steel Leasing Co.               624,366          290,950    0.2
                                                                                       ------------     ------------  ------
                                                                                            925,519          484,325    0.3

             Machinery                54,102    Giken Seisakusho Co. Inc.                 1,454,121          932,793    0.7

             Metal Fabrication       124,000    Toyo Kohan Co., Ltd                       1,057,406          915,227    0.7

             Packaging                45,800    Chuo Kagaku Co. Ltd.                      1,931,203          931,616    0.7

             Paper                    79,000    Tomoku Co., Ltd.                            623,965          421,629    0.3

             Pharmaceuticals          11,600    Towa Pharmaceutical Co.                     761,975          426,966    0.3

             Pollution Control       168,000    Organo Corp.                              1,844,463        1,838,822    1.3

             Real Estate              53,000    Keihanshin Real Estate Co. Ltd.             525,507          406,073    0.3
                                      56,000    TOC Corp.                                   596,958          558,698    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,122,465          964,771    0.7

             Restaurants              47,000    Aim Services Co., Ltd.                    1,405,610          819,450    0.6
                                      41,500    Mos Food Services, Inc.                   1,468,614        1,061,217    0.8
                                      83,800    Ohsho Food Service Corp.                  2,268,651        1,574,700    1.1
                                                                                       ------------     ------------  ------
                                                                                          5,142,875        3,455,367    2.5

             Retail Specialty         60,000    ADO Electric Industrial Co., Ltd.         1,956,905        1,511,042    1.1
                                      50,000    Arcland Sakamoto                            964,197          619,915    0.4
                                      91,000    Daika Corporation                         1,444,684          701,627    0.5
                                      53,900    Home Wide Corp.                           1,078,769          636,943    0.5
                                      34,800    Nitori Co.                                1,257,950          977,528    0.7
                                                                                       ------------     ------------  ------
                                                                                          6,702,505        4,447,055    3.2

             Retail Stores           119,000    Sotetsu Rosen Co., Ltd.                   1,112,252          944,024    0.7

             Services                 63,800    Ichinen Co., Ltd.                         1,690,116        1,285,393    0.9

             Trading                  31,000    Japan CBM Corp.                           1,200,936          786,711    0.6

             Trucking                108,000    Nippon Konpo Unyu Soko                    1,045,185          920,573    0.7
                                      95,000    Tonami Transportation Co., Ltd.             743,587          605,482    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,788,772        1,526,055    1.1

                                                Total Investments in Japan               53,409,201       39,008,166   28.1


Malaysia     Broadcasting            158,000    Sistem Televisyen Malaysia BHD              477,231          569,510    0.4

             Engineering &            47,000    Asas Dunia BHD                              126,420          133,307    0.1
             Construction

             Newspaper/Publishing    132,000    New Straits Times Press BHD                 541,189          441,993    0.3

                                                Total Investments in Malaysia             1,144,840        1,144,810    0.8


New Zealand  Agriculture             296,500    Wrightson Ltd.                              232,533          224,730    0.1

             Broadcasting &          229,000    Independent News Ltd.                       711,948          695,773    0.5
             Publishing


             Chemicals               146,000    Fernz Corporation Limited                   439,021          385,401    0.3

             Diversified              23,900    Hellaby Holdings Ltd.                        22,974           27,797    0.0

             Electronics              49,800    PDL Industries Ltd.                         236,391          276,584    0.2

             Holding Company          60,000    Skellerup Group Ltd.                         79,431           92,129    0.1

             Real Estate             135,000    Kiwi Income                                  94,514           97,030    0.1

             Textiles                 31,000    Lane Walker Rudkin Industries, Ltd.          37,482           34,434    0.0

             Transportation--        102,933    Ports of Auckland Ltd.                      236,826          332,919    0.3
             Marine

                                                Total Investments in New Zealand          2,091,120        2,166,797    1.6


South Korea  Electronic Components     4,590    Samsung Electronics Co. (GDR)(b)            435,574          444,052    0.3

             Telecommunications       29,000    Korea Mobile Telecommunications Corp.
                                                (GDR)(b)                                  1,004,125        1,239,750    0.9

             Utilities--Electric      22,700    Korea Electric Power Corp. (ADR)(a)         500,762          607,225    0.4

                                                Total Investments in South Korea          1,940,461        2,291,027    1.6


                                                Total Investments in the
                                                Pacific Basin                            64,390,933       50,664,574   36.5


SOUTHEAST
ASIA

India        Hotels                   49,000    East India Hotels Ltd.                      713,000          869,750    0.6

             Recreation &            250,000    Su-Raj Diamonds Ltd.                        346,583          341,394    0.3
             Consumer Goods

                                                Total Investments in Southeast Asia       1,059,583        1,211,144    0.9


SHORT-TERM                            Face
SECURITIES                           Amount                Issue

             Commercial         $  1,923,000    General Electric Capital Corp.,
             Paper*                             5.90% due 1/02/1996                       1,922,055        1,922,055    1.4

                                                Total Investments in Commercial Paper     1,922,055        1,922,055    1.4

             US Government &                    United States Treasury Bills (c):
             Agency Obligations*     700,000     5.33% due 1/25/1996                        697,305          697,197    0.5
                                      50,000     5.345% due 1/25/1996                        49,807           49,800    0.0
                                   1,810,000     5.35% due 1/25/1996                      1,803,006        1,802,751    1.3
                                      90,000     5.36% due 1/25/1996                         89,652           89,640    0.1
                                   1,300,000     5.40% due 1/25/1996                      1,294,930        1,294,794    0.9

                                                Total Investments in US Government &
                                                Agency Obligations                        3,934,700        3,934,182    2.8


                                                Total Investments in
                                                Short-Term Securities                     5,856,755        5,856,237    4.2


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
OPTIONS                                                                                     Premiums      Value     Percent of
PURCHASED                        Face Amount              Issue                               Paid      (Note 1a)   Net Assets
             Currency Put     YEN  2,000,000    Japanese Yen, expiring
             Options                            January 1996 at YEN 86.15              $     66,456     $    320,362    0.2%
             Purchased             7,000,000    Japanese Yen, expiring
                                                June 1996 at YEN 108                         61,950           89,600    0.1
                                   5,000,000    Japanese Yen, expiring
                                                September 1996 at YEN 105                   117,500          127,000    0.1

                                                Total Investments in
                                                Options Purchased                           245,906          536,962    0.4


             Total Investments                                                         $151,961,298      136,578,390   98.4
                                                                                       ============
             Variation Margin on Stock Index Futures Contracts**                                              21,772    0.0
             Unrealized Appreciation on Forward Foreign Exchange Contracts***                              1,186,187    0.8
             Other Assets Less Liabilities                                                                 1,058,261    0.8
                                                                                                        ------------  ------
             Net Assets                                                                                 $138,844,610  100.0%
                                                                                                        ============  ======

             (a)American Depositary Receipts (ADR).
             (b)Global Depositary Receipts (GDR).
             (c)Security held as collateral in connection with open stock index futures contracts.
             (d)Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $1,654,000, representing 1.19% of net assets.

                                             Acquisition                        Value
                Issue                              Date             Cost        (Note 1a)
                Corporacion Geo,
                S.A. de C.V. 'B' (ADR)           7/07/1995      $  476,532    $  441,210
                Gran Cadena de Almacenes
                Colombianos S.A.
                (CADENALCO) (ADR)                2/28/1995         472,500       310,500
                PT Tambang Timah (GDR)          10/06/1995         132,392       120,952
                Samsung Electronics Co.
                (GDR)                            6/28/1995         435,574       444,052
                Sears Roebuck de
                Mexico S.A. de C.V. 'B' (ADR)    7/20/1995         491,550       337,500

                Total                                           $2,008,548    $1,654,214
                                                                ==========    ==========

             (e)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain circumstances until the expiration date.
              ++Non-income producing security.
             +++Formerly The Co-Operative Bank of Concord.
               *Commercial Paper, certain Foreign Government and US Government &
                Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

              **Stock index futures contracts purchased as of December 31, 1995 were as follows:

                Number of                                  Expiration           Value
                Contracts     Issue         Exchange          Date         (Notes 1a & 1c)
                   60       Hang Seng       Hong Kong      January 1996      $3,934,299
                                         Securities
                                         Exchange

                Total Stock Index Futures Contracts Purchased
                (Total Contract Price--$3,891,231 )                          $3,934,299
                                                                             ==========


             ***Forward foreign exchange contracts as of December 31, 1995 were as follows:

                                                                             Unrealized
                                                                            Appreciation
                Foreign Currency                      Expiration           (Depreciation)
                Purchased                                Date                (Note 1b)
                YEN           72,300,000              January 1996            $  (28,475)

                Total (US$ Commitment--$1,697,402)                            $  (28,475)
                                                                              ==========
                Foreign Currency Sold

                Chf            3,613,332              April 1996              $   50,200
                DM             3,872,070              January 1996                (5,032)
                DM             2,439,415              April 1996                  47,736
                Fmk           16,044,000              April 1996                  72,615
                Frf            5,020,000              February 1996              (26,898)
                Frf           15,414,738              April 1996                  (8,217)
                Nlg            1,171,258              April 1996                  16,536
                NZ$            4,340,412              April 1996                 (10,899)
                YEN        2,428,520,650              April 1996               1,078,621

                Total (US$ Commitment--$44,146,128)                           $1,214,662
                                                                              ----------
                Total Unrealized Appreciation--Net on Forward
                Foreign Exchange Contracts                                    $1,186,187
                                                                              ==========


                See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$151,715,392) (Note 1a)                         $136,041,428
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                        1,186,187
                    Options purchased, at value (cost--$245,906)(Notes 1a & 1c)                                  536,962
                    Foreign cash (Note 1d)                                                                     2,528,970
                    Cash                                                                                           4,161
                    Receivables:
                      Securities sold                                                      $    708,675
                      Dividends                                                                 281,080
                      Capital shares sold                                                       182,264
                      Forward foreign exchange contracts (Note 1c)                               28,474
                      Variation margin on stock index futures contracts
                      (Notes 1a & 1c)                                                            21,772
                      Interest                                                                    8,402        1,230,667
                                                                                           ------------
                    Deferred organization expenses (Note 1g)                                                     149,700
                    Prepaid registration fees and other assets (Note 1g)                                         198,732
                                                                                                            ------------
                    Total assets                                                                             141,876,807
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,940,681
                      Capital shares redeemed                                                   637,384
                      Distributor (Note 2)                                                       96,186
                      Investment adviser (Note 2)                                                93,852
                      Forward foreign exchange contracts (Note 1c)                               20,806        2,788,909
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       243,288
                                                                                                            ------------
                    Total liabilities                                                                          3,032,197
                                                                                                            ------------

Net Assets:         Net assets                                                                              $138,844,610
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $     19,847
                    Class B Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,215,334
                    Class C Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             44,300
                    Class D Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            229,854
                    Paid-in capital in excess of par                                                         152,115,677
                    Accumulated investment loss--net                                                         (1,018,785)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                           367,412
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (14,129,029)
                                                                                                            ------------
                    Net assets                                                                              $138,844,610
                                                                                                            ============

Net Asset           Class A--Based on net assets of $1,839,707 and 198,469
Value:                       shares outstanding                                                             $       9.27
                                                                                                            ============
                    Class B--Based on net assets of $111,669,517 and 12,153,342
                             shares outstanding                                                             $       9.19
                                                                                                            ============
                    Class C--Based on net assets of $4,069,749 and 442,996
                             shares outstanding                                                             $       9.19
                                                                                                            ============
                    Class D--Based on net assets of $21,265,637 and 2,298,541
                             shares outstanding                                                             $       9.25
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1995
Investment          Dividends (net of $87,293 foreign withholding tax)                                      $  1,013,013
Income              Interest and discount earned                                                                 406,520
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                               1,419,533
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $    655,413
                    Account maintenance and distribution fees--Class B (Note 2)                 615,444
                    Transfer agent fees--Class B (Note 2)                                       187,624
                    Printing and shareholder reports                                            110,429
                    Custodian fees                                                               87,746
                    Registration fees (Note 1g)                                                  62,079
                    Accounting services (Note 2)                                                 54,319
                    Professional fees                                                            33,427
                    Transfer agent fees--Class D (Note 2)                                        30,781
                    Account maintenance fees--Class D (Note 2)                                   29,597
                    Account maintenance and distribution fees--Class C (Note 2)                  22,284
                    Directors' fees and expenses                                                 19,698
                    Amortization of organization expenses (Note 1g)                              18,504
                    Transfer agent fees--Class C (Note 2)                                         7,332
                    Pricing fees                                                                  4,776
                    Transfer agent fees--Class A (Note 2)                                         3,711
                    Other                                                                         5,969
                                                                                           ------------
                    Total expenses                                                                             1,949,133
                                                                                                            ------------
                    Investment loss--net                                                                        (529,600)
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain on    Investments--net                                                        3,317,520
Investments &         Foreign currency transactions--net                                      3,854,345        7,171,865
Foreign Currency                                                                           ------------
Transactions--Net   Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d,        Investments--net                                                          690,107
1f & 3)               Foreign currency transactions--net                                      1,345,537        2,035,644
                                                                                           ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                      9,207,509
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  8,677,909
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                For the
                                                                                               For the          Period
                                                                                             Six Months        August 5,
                                                                                               Ended           1994++ to
                                                                                            December 31,        June 30,
                    Increase (Decrease) in Net Assets:                                         1995              1995
Operations:         Investment income (loss)--net                                          $   (529,600)    $    387,027
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                                7,171,865       (5,854,788)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    2,035,644      (16,164,673)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           8,677,909      (21,632,434)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (19,859)              --
Shareholders          Class B                                                                  (619,675)              --
(Note 1h):            Class C                                                                   (22,117)              --
                      Class D                                                                  (214,561)              --
                    Realized gain on investments--net:
                      Class A                                                                   (10,675)              --
                      Class B                                                                  (682,938)              --
                      Class C                                                                   (24,845)              --
                      Class D                                                                  (131,444)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --           (1,696)
                      Class B                                                                        --          (81,949)
                      Class C                                                                        --           (1,158)
                      Class D                                                                        --          (14,960)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (1,726,114)         (99,763)
                                                                                           ------------     ------------
Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      (35,246,857)     188,771,869
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (28,295,062)     167,039,672
                    Beginning of period                                                     167,139,672          100,000
                                                                                           ------------     ------------
                    End of period*                                                         $138,844,610     $167,139,672
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net              $ (1,018,785)    $    387,027
                                                                                           ============     ============
                  ++Commencement of Operations.


                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS
                                                                                       Class A              Class B
                                                                               For the     For the    For the    For the
                                                                                 Six        Period      Six       Period
                    The following per share data and ratios have been derived   Months    Oct. 21,     Months    Aug. 5,
                    from information provided in the financial statements.      Ended     1994++ to    Ended    1994++ to
                                                                               Dec. 31,    June 30,   Dec. 31,   June 30,
                    Increase (Decrease) in Net Asset Value:                      1995        1995       1995       1995
Per Share           Net asset value, beginning of period                      $   8.92   $   9.82    $   8.84   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                  .12        .04        (.04)       .01
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .39       (.93)        .50      (1.16)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .51       (.89)        .46      (1.15)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.10)        --        (.05)        --
                      Realized gain on investments--net                           (.06)        --        (.06)        --
                      In excess of realized gain on investments--net                --       (.01)         --       (.01)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.16)      (.01)       (.11)      (.01)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.27   $   8.92    $   9.19   $   8.84
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                              5.74%+++  (9.11%)+++   5.18%+++ (11.55%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                            1.59%*     1.62%*      1.66%*     1.56%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     1.59%*     1.62%*      2.66%*      .83%*
                                                                              ========   ========    ========   ========
                    Investment income (loss)--net                                 .27%*     1.06%*      (.82%)*     .10%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,840   $  5,992    $111,669   $132,296
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          24.22%     47.96%      24.22%     47.96%
                                                                              ========   ========    ========   ========

                                                                                    Class C                Class D
                                                                              For the    For the      For the    For the
                                                                                Six       Period        Six       Period
                    The following per share data and ratios have been derived  Months   Oct. 21,       Months    Aug. 5,
                    from information provided in the financial statements.     Ended    1994++ to      Ended    1994++ to
                                                                              Dec. 31,   June 30,     Dec. 31,   June 30,
                    Increase (Decrease) in Net Asset Value:                     1995       1995         1995       1995
Per Share           Net asset value, beginning of period                      $   8.84   $   9.80    $   8.91   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.04)       .01         .01        .08
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                         .50       (.96)        .48      (1.16)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .46       (.95)        .49      (1.08)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.05)        --        (.09)        --
                      Realized gain on investments--net                           (.06)        --        (.06)        --
                      In excess of realized gain on investments--net                --       (.01)         --       (.01)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.11)      (.01)       (.15)      (.01)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.19   $   8.84    $   9.25   $   8.91
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.17%+++  (9.75%)+++   5.48%+++ (10.85%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                            1.69%*     1.66%*      1.62%*     1.52%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     2.69%*     2.66%*      1.87%*     1.77%*
                                                                              ========   ========    ========   ========
                    Investment income (loss)--net                                (.84%)*     .20%*      (.07%)*     .90%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  4,070   $  4,924    $ 21,266   $ 23,928
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          24.22%     47.96%      24.22%     47.96%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.


NOTES TO FINANCIAL STATEMENTS (continued)


(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended December 31, 1995, MLAM paid MLAM U.K. a fee of $76,603 pursuant to such Agreement. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                      Account         Distribution
                  Maintenance Fee         Fee

Class B                0.25%             0.75%
Class C                0.25%             0.75%
Class D                0.25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                        MLFD            MLPF&S

Class A               $   32           $   320
Class D               $2,304           $29,331

For the six months ended December 31, 1995, MLPF&S received contingent deferred sales charges of $258,387 and $1,936 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $16,447 in commissions on the execution of portfolio security transactions for the six months ended December 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., MLPF&S, MLFD, MLFDS, and/or ML & Co.


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1995 were $34,392,084 and $60,423,303, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Investments:
  Long-term                      $  3,228,407   $(15,673,444)
  Short-term                             (183)          (520)
  Stock index futures contracts       317,932         43,068
  Options purchased                  (214,646)            --
  Options written                     (13,990)            --
                                 ------------   ------------
Total investments                   3,317,520    (15,630,896)

Currency transactions:
 Options written                      393,056             --
 Options purchased                   (219,250)       291,056
  Foreign currency transactions     2,586,584         24,624
  Forward foreign exchange
  contracts                         1,093,955      1,186,187
                                 ------------   ------------
Total currency transactions         3,854,345      1,501,867
                                 ------------   ------------
Total                            $  7,171,865   $(14,129,029)
                                 ============   ============

As of December 31, 1995, net unrealized depreciation for Federal income tax purposes aggregated $15,673,964, of which $10,909,255 related to appreciated securities and $26,583,219 related to depreciated securities. The aggregate cost of investments, including options purchased, at December 31, 1995 for Federal income tax purposes was $151,961,298.

Transactions in call options written for the six months ended
December 31, 1995 were as follows:


                                    Par Value
                                    Covered by       Premiums
                                 Written Options     Received
Outstanding call options
written at beginning of period     19,000,000   $    285,706
Options written                     5,000,000        108,250
Options exercised                  (2,000,000)       (66,456)
Options expired                   (22,000,000)      (327,500)
                                 ------------   ------------
Outstanding call options
written at end of period                   --             --
                                 ============   ============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(35,246,857) and $188,771,869 for the six months ended December 31, 1995 and for the period ended June 30, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                     Dollar
Ended December 31, 1995                Shares         Amount

Shares sold                           167,448   $  1,561,096
Shares issued to shareholders
in reinvestment of dividends and
distributions                           3,060         27,820
                                 ------------   ------------
Total issued                          170,508      1,588,916
Shares redeemed                      (643,575)    (6,090,655)
                                 ------------   ------------
Net decrease                         (473,067)  $ (4,501,739)
                                 ============   ============

Class A Shares for the Period                       Dollar
October 21, 1994++ to June 30, 1995   Shares        Amount

Shares sold                           940,965   $  8,735,463
Shares issued to shareholders
in reinvestment of distributions          173          1,602
                                 ------------   ------------
Total issued                          941,138      8,737,065
Shares redeemed                      (269,602)    (2,410,041)
                                 ------------   ------------
Net increase                          671,536   $  6,327,024
                                 ============   ============

[FN]
++Commencement of Operations.


Class B Shares for the Six Months                   Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         1,017,436   $  9,398,885
Shares issued to shareholders
in reinvestment of dividends and
distributions                          69,565        627,475
                                 ------------   ------------
Total issued                        1,087,001     10,026,360
Automatic conversion of shares        (22,487)      (206,419)
Shares redeemed                    (3,870,720)   (35,880,426)
                                 ------------   ------------
Net decrease                       (2,806,206)  $(26,060,485)
                                 ============   ============


Class B Shares for the Period                       Dollar
August 5, 1994++ to June 30, 1995     Shares        Amount

Shares sold                        19,401,309   $190,346,473
Shares issued to shareholders
in reinvestment of distributions        3,965         36,674
                                 ------------   ------------
Total issued                       19,405,274    190,383,147
Automatic conversion of shares       (120,766)    (1,112,657)
Shares redeemed                    (4,329,960)   (39,053,042)
                                 ------------   ------------
Net increase                       14,954,548   $150,217,448
                                 ============   ============

[FN]
++Prior to August 5, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.


Class C Shares for the Six Months                   Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                           157,775   $  1,457,044
Shares issued to shareholders
in reinvestment of dividends and
distributions                           4,696         42,310
                                 ------------   ------------
Total issued                          162,471      1,499,354
Shares redeemed                      (276,341)    (2,573,610)
                                 ------------   ------------
Net decrease                         (113,870)  $ (1,074,256)
                                 ============   ============



Class C Shares for the Period                       Dollar
October 21, 1994++ to June 30, 1995   Shares        Amount

Shares sold                           688,727   $  6,332,720
Shares issued to shareholders
in reinvestment of distributions          118          1,096
                                 ------------   ------------
Total issued                          688,845      6,333,816
Shares redeemed                      (131,979)    (1,171,764)
                                 ------------   ------------
Net increase                          556,866   $  5,162,052
                                 ============   ============

[FN]
++Commencement of Operations.


Class D Shares for the Six Months                   Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                           234,640   $  2,176,483
Automatic conversion of shares         22,271        206,419
Shares issued to shareholders
in reinvestment of dividends and
distributions                          17,279        156,896
                                 ------------   ------------
Total issued                          274,190      2,539,798
Shares redeemed                      (661,783)    (6,150,175)
                                 ------------   ------------
Net decrease                         (387,593)  $ (3,610,377)
                                 ============   ============

Class D Shares for the Period                       Dollar
August 5, 1994++ to June 30, 1995     Shares        Amount

Shares sold                         3,959,595   $ 39,101,204
Automatic conversion of shares        120,315      1,112,657
Shares issued to shareholders
in reinvestment of distributions          573          5,319
                                 ------------   ------------
Total issued                        4,080,483     40,219,180
Shares redeemed                    (1,399,349)   (13,153,835)
                                 ------------   ------------
Net decrease                        2,681,134   $ 27,065,345
                                 ============   ============

[FN]
++Prior to August 5, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.

As a result of the implementation of the Merrill Lynch Select
Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D Shares. There were
2,992,993 shares redesignated amounting to $29,891,279.


5. Commitments:
On December 31, 1995, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $739,600 and $33,600, respectively.